EXHIBIT 32.1

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Irene B. Rosenfeld, Chairman and Chief Executive Officer of Mondelēz International, Inc. (“Mondelēz International”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Mondelēz International’s Annual Report on Form 10-K for the period ended December 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in Mondelēz International’s Annual Report on Form 10-K fairly presents in all material respects Mondelēz International’s financial condition and results of operations.

/S/ IRENE B. ROSENFELD
Irene B. Rosenfeld
Chairman and Chief Executive Officer
February 20, 2015

I, Brian T. Gladden, Executive Vice President and Chief Financial Officer of Mondelēz International, Inc. (“Mondelēz International”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Mondelēz International’s Annual Report on Form 10-K for the period ended December 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in Mondelēz International’s Annual Report on Form 10-K fairly presents in all material respects Mondelēz International’s financial condition and results of operations.

/S/ BRIAN T. GLADDEN
Brian T. Gladden
Executive Vice President and
Chief Financial Officer
February 20, 2015

A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Mondelēz International, Inc. and will be retained by Mondelēz International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.